Perimeter Solutions Announces Warrant Instrument Amendment to Permit Holders of Warrants that Expire on November 11, 2024 to Exercise both on a Cash and Cashless Basis Clayton, Missouri, September 30, 2024 – Perimeter Solutions, SA (NYSE: PRM) ("Perimeter" or the "Company"), a leading provider of mission-critical firefighting products and services, as well as high-quality phosphorus-based specialty chemicals, today announced that the Company will permit holders of all outstanding warrants of the Company ("Warrants") issued to investors in connection with its initial public offering (the "Warrant holders") to exercise their Warrants on a cashless exercise basis beginning, it expects, on or around October 3, 2024. Warrant holders may continue to exercise their Warrants on a cash basis. No other terms of the Warrants are being amended. The Warrants expire on November 11, 2024. The cashless exercise right being offered to Warrant holders allows them to capture the value between the current price of Perimeter's Ordinary Shares and the exercise price of the Warrants without the need to provide cash on exercise. Cashless exercise would enable Warrant holders to exercise their Warrants without paying cash but rather paying the exercise price from the value of the Ordinary Shares that would otherwise be issued to the Warrant holder were the Warrants exercised on a cash basis. The Warrant holders exercising on a cashless basis would receive a number of Ordinary Shares equal in value to the volume weighted average price of one Ordinary Share at the time of exercise (calculated according to a formula set forth in the supplement to the warrant instrument) less the exercise price of the Warrants multiplied by the number of Warrants being exercised. A description of the manner for determining the number of shares issuable to a Warrant holder that exercises its Warrants on a cashless basis is contained in the supplement to the warrant instrument to be filed with the Securities and Exchange Commission on Form 8-K. About Perimeter Solutions Perimeter Solutions is a leading global solutions provider, providing high-quality firefighting products and phosphorus-based specialty chemicals. The Company's business is organized and managed in two reporting segments: Fire Safety and Specialty Products. The Fire Safety business consists of formulating, manufacture and sale of fire retardants and firefighting foams that assist in combating various types of fires, including wildland, structural, flammable liquids and others. Our Fire Safety business also offers specialized equipment and services, typically in conjunction with our fire management products, to support our customers' firefighting operations. Our specialized equipment includes airbase retardant storage, mixing, and delivery equipment; mobile retardant bases; retardant ground application units; mobile foam equipment; and equipment that we custom design and manufacture to meet specific customer needs. Our service network can meet the emergency resupply needs of over 150 air tanker bases in North America, as well as many other customer locations in North America and internationally. The segment is built on the premise of superior technology, exceptional responsiveness to our customers' needs, and a "never-fail" service network. The segment sells products to government agencies and commercial customers around the world. The Specialty Products business produces and sells high quality Phosphorus Pentasulfide ("P2S5") primarily used in the preparation of lubricant additives, including a family of compounds called Zinc Dialkyldithiophosphates ("ZDDP") that provide critical anti-wear protection to engine components. P2S5 is also used in pesticide and mining chemicals applications. Forward-looking Information This press release may contain "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods including expectations regarding when the Warrants may be exercised on a cashless exercise basis. Any such forward- looking statements are not guarantees of performance or results, and involve risks, uncertainties (some of which are beyond the Company's control) and assumptions. Although Perimeter believes any forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Perimeter's actual financial results and cause them to differ materially from those anticipated in any forward-looking statements, including the risk factors described from time to time by us in our filings with the Securities and Exchange Commission ("SEC"), including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 22, 2024. Shareholders, potential investors and other readers should consider these factors carefully in evaluating the forward-looking statements. Any forward-looking statement made by Perimeter in this press release speaks only as of the date on which it is made. Perimeter undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. • SOURCE: Perimeter Solutions, SA. CONTACT: ir@perimeter-solutions.com